UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Investors Fund

**Semiannual report**
**1 | 31 | 18**

**Blend funds** invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

**FUND SYMBOL**
**CLASS A**
PINVX

Putnam
Investors
Fund

Semiannual report
1 | 31 | 18

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market conditions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

March 8, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Putting decades of investment experience into action, Portfolio Manager Jerry Sullivan researches the universe of large U.S. companies for opportunities that others may have overlooked. Jerry may see potential in value stocks, where investors have temporarily pushed prices too low, or in growth stocks that other investors may be underestimating. He works with a team of equity analysts to identify factors that may give a company an edge and help it outperform expectations.

Looking for an edge with disciplined research

“One way I generate investment ideas is by following legacy names,” says Jerry. “These are businesses I have followed closely throughout my 30-year career. I regularly research these companies, in all market conditions, regardless of whether I am currently investing in them. I’ve come to know my legacy names so well that I am likely to spot opportunities that may be overlooked by others.”

2 Investors Fund

Investing through decades of changing markets

Through more than 90 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark and Lipper category, the S&P 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Jerry has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund is also managed by Arthur Yeager. He has a B.B.A. in Accounting from The University of Texas at Austin. Arthur joined Putnam in 2017 and has been in the investment industry since 1984.

Jerry, how would you describe conditions for stock market investors during the reporting period?

It was a strong period for U.S. stocks, which delivered solid performance, as they had throughout the first half of 2017. The stock market also had record low levels of volatility over the six-month period. Investor sentiment was boosted by positive corporate earnings as well as optimism that the Trump administration would implement its agenda of tax reform, infrastructure spending, and business deregulation. Economic data remained positive, reflecting persistent gross domestic product growth and a solid job market.

Despite policy uncertainty at home and political tension with North Korea, investors continued to shrug off a number of geopolitical and macroeconomic risks. There were a few brief market downturns when investors became more skeptical about the administration’s ability to deliver on its pro-growth agenda. Yet stocks continued to climb, buoyed further in late December 2017 when Congress finalized an agreement and passed a $1.4 trillion tax reform bill. At the close of the 2017 calendar year, all

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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three major U.S. stock indexes delivered their best annual returns since 2013. The Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index all posted dozens of record closes throughout 2017.

The strong performance for the stock market continued into January 2018, the final month of the reporting period, as the Dow Jones Industrial Average and the S&P 500 Index posted their best monthly returns since March 2016. It is worth noting, however, that just after the close of the period, U.S. stocks experienced a sharp downturn. On February 8, 2018, after a number of turbulent sessions, the S&P 500 Index closed more than 10% below its January 2018 peak.

How did the fund perform in this environment?

I am pleased to report that the fund outperformed both its benchmark and its peer group by a considerable margin. For the six-month reporting period, the fund delivered a return of 17.89%. Its benchmark, the S&P 500 Index, returned 15.43%, and the average return for funds in its Lipper peer group, Large-Cap Core Funds, was 14.70%.

In terms of sectors, we kept pace with the benchmark in information technology, which was the strongest performing S&P 500 sector for the period. The fund also outperformed in the materials sector, where we were focused on metals stocks, which advanced significantly late in the period.

Strong stock selection was a highlight for the period, including in sectors that did not perform well overall. For example, utilities was the worst performer among S&P 500 sectors for the period, but the utilities stocks we owned helped fund returns. Also, we were not invested in the weakest performers, such as California-based utilities that may be liable for property damage caused by the state’s destructive wildfires. Fund performance was also helped by our decision to avoid the so-called bond proxies. These are stocks that tend to be viewed as safe and predictable — offering bond-like qualities but with generally higher returns than bonds. These companies typically have stable earnings, but they are not fast-growing businesses. I found these stocks to be too expensive and looked for opportunities elsewhere, which was helpful as bond proxies underperformed during the period.

Could you provide examples of stocks or strategies that helped fund performance for the period?

The number-one contributor to performance was our decision to avoid the stock of General Electric, which was one of the worst-performing large-company U.S. stocks in 2017. We chose to focus on other areas of the industrials sector, including a number of aerospace companies, such as Boeing, whose stocks performed very well during the period.

Among the stocks that we held in the fund’s portfolio, the top contributor was Bioverativ, a biotechnology company that specializes in treatments for blood disorders such as hemophilia. Bioverativ was formed as a spin-off from Biogen in 2017, and its stock performed well for the period, particularly following the announcement that it was being acquired by Sanofi at an attractive premium. By the close of the period, we had sold the fund’s position in this stock.

Stocks in the retail sector were a highlight for the period, including Walmart, which was among the top performers. Our strategy in this sector proved rewarding. We focused on companies that provide lower-end consumer products and services, and we looked for casualties

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of the “Amazon effect” — stocks that have been unfairly punished by broader fears over Amazon’s dominance in the retail sector.

What were some holdings or strategies that held back performance relative to the benchmark?

The top detractor from performance was the fund’s investment in retail pharmacy chain Walgreens Boots Alliance. The company’s stock struggled, along with most in its industry, as analysts began discussing the possibility that Amazon.com would enter the retail pharmaceutical business.

Our decision to maintain an underweight position versus the benchmark in Amazon.com was a detractor, as its stock delivered strong performance. Similarly, our decision to avoid investing in Netflix also dampened fund returns. We believed these stocks — along with a handful of other large-company technology stocks that surged during the period — were simply too expensive. We either avoided them or maintained underweight exposure to them in favor of other opportunities.

As the fund begins the second half of its fiscal year, what is your outlook for the economy and financial markets?

The sharp stock market decline just after the close of the period was not a surprise to many investors. We had been mentioning it as a possibility for quite some time, particularly because stocks had enjoyed such a long run of strong performance. I generally do not worry much about market corrections, just as I try not to get distracted by day-to-day volatility. For me, the bottom line is to be focused and patient in all market conditions, and to make sure we are comfortable with how the portfolio is positioned, even during periods of market turbulence.

From a broader macroeconomic perspective, I believe we may see continued growth for the U.S. economy and businesses. Tax reform is a recent positive development, in my view. The Tax Cuts and Jobs Act will bring more cash for companies to increase their dividends or buy back stock, but the benefits extend beyond that, in my view. Partly as a result of the Trump administration’s pro-business stance, corporate leaders have gained confidence over the past year, and they should be more willing to put this money to work in the

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Investors Fund

form of capital expenditures for the future growth of their businesses, in my view. I also believe that tax reform could be especially helpful to certain sectors, such as retail, as tax breaks for consumers should encourage more discretionary spending.

Thanks for your time and bringing us up to date, Jerry.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/1/25)
Before sales charge	9.41%	148.82%	9.54%	107.64%	15.73%	47.39%	13.80%	28.37%	17.89%
After sales charge	9.34	134.51	8.90	95.70	14.37	38.92	11.58	20.99	11.11
Class B (3/1/93)
Before CDSC	9.32	134.00	8.87	99.98	14.87	44.08	12.94	27.41	17.46
After CDSC	9.32	134.00	8.87	97.98	14.64	41.08	12.16	22.41	12.46
Class C (7/26/99)
Before CDSC	8.59	130.69	8.72	100.04	14.87	44.07	12.94	27.40	17.47
After CDSC	8.59	130.69	8.72	100.04	14.87	44.07	12.94	26.40	16.47
Class M (12/2/94)
Before sales charge	8.67	136.64	9.00	102.60	15.17	45.19	13.23	27.77	17.61
After sales charge	8.63	128.35	8.61	95.51	14.35	40.11	11.90	23.30	13.49
Class R (1/21/03)
Net asset value	9.14	142.61	9.27	105.01	15.44	46.23	13.51	28.02	17.71
Class R6 (7/2/12)
Net asset value	9.49	157.38	9.92	112.03	16.22	49.12	14.25	28.85	18.15
Class Y (1/7/97)
Net asset value	9.47	154.91	9.81	110.27	16.03	48.50	14.09	28.71	18.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Investors Fund

Comparative index returns For periods ended 1/31/18

	Annual
	average
	(life of		Annual		Annual		Annual
	fund)†	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	—	154.22%	9.78%	109.22%	15.91%	50.73%	14.66%	26.41%	15.43%
Lipper Large-Cap
Core Funds category	—	132.56	8.75	96.12	14.37	44.37	12.98	24.95	14.70
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/18, there were 842, 805, 698, 636, and 476 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category, the S&P 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.285		$0.089	$0.100	$0.157		$0.230	$0.387	$0.354
Capital gains	—		—	—	—		—	—	—
Total	$0.285		$0.089	$0.100	$0.157		$0.230	$0.387	$0.354
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
7/31/17	$25.84	$27.42	$23.06	$24.26	$24.26	$25.14	$25.58	$26.36	$26.23
1/31/18	30.15	31.99	26.99	28.39	28.36	29.39	29.86	30.72	30.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/1/25)
Before sales charge	9.35%	114.35%	7.92%	106.20%	15.57%	34.21%	10.31%	22.88%	13.95%
After sales charge	9.28	102.02	7.29	94.35	14.21	26.50	8.15	15.82	7.40
Class B (3/1/93)
Before CDSC	9.25	101.69	7.27	98.55	14.70	31.19	9.47	21.99	13.52
After CDSC	9.25	101.69	7.27	96.55	14.47	28.19	8.63	16.99	8.52
Class C (7/26/99)
Before CDSC	8.53	98.68	7.11	98.50	14.70	31.21	9.48	21.94	13.54
After CDSC	8.53	98.68	7.11	98.50	14.70	31.21	9.48	20.94	12.54
Class M (12/2/94)
Before sales charge	8.61	103.72	7.37	101.01	14.99	32.22	9.76	22.24	13.66
After sales charge	8.57	96.59	6.99	93.97	14.17	27.60	8.46	17.97	9.69
Class R (1/21/03)
Net asset value	9.08	109.04	7.65	103.56	15.28	33.21	10.03	22.58	13.83
Class R6 (7/2/12)
Net asset value	9.42	121.82	8.29	110.47	16.05	35.84	10.75	23.38	14.21
Class Y (1/7/97)
Net asset value	9.41	119.70	8.19	108.77	15.86	35.20	10.58	23.16	14.10

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/17	1.04%	1.79%	1.79%	1.54%	1.29%	0.65%	0.79%
Annualized expense ratio for the
six-month period ended 1/31/18	1.02%	1.77%	1.77%	1.52%	1.27%	0.64%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Investors Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$9.70	$9.70	$8.34	$6.97	$3.52	$4.23
Ending value (after expenses)	$1,178.90	$1,174.60	$1,174.70	$1,176.10	$1,177.10	$1,181.50	$1,180.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$9.00	$9.00	$7.73	$6.46	$3.26	$3.92
Ending value (after expenses)	$1,020.06	$1,016.28	$1,016.28	$1,017.54	$1,018.80	$1,021.98	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Investors Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Investors Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Investors Fund

The fund’s portfolio 1/31/18 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value
Aerospace and defense (2.0%)
Boeing Co. (The)	95,000	$33,665,150
Spirit AeroSystems Holdings, Inc. Class A	101,100	10,348,596
		44,013,746
Air freight and logistics (0.7%)
FedEx Corp.	59,000	15,486,320
		15,486,320
Airlines (0.9%)
Delta Air Lines, Inc.	91,400	5,188,778
Southwest Airlines Co.	249,400	15,163,520
		20,352,298
Auto components (1.1%)
Lear Corp.	72,100	13,925,394
Pirelli & C SpA (Italy) †	1,025,138	9,876,616
		23,802,010
Automobiles (0.6%)
General Motors Co.	302,300	12,820,543
		12,820,543
Banks (7.8%)
Bank of America Corp.	1,605,342	51,370,944
Citigroup, Inc.	506,017	39,712,214
JPMorgan Chase & Co.	612,273	70,821,618
SunTrust Banks, Inc.	157,400	11,128,180
		173,032,956
Beverages (1.3%)
Coca-Cola Co. (The)	144,400	6,871,996
PepsiCo, Inc.	178,800	21,509,640
		28,381,636
Biotechnology (3.7%)
AbbVie, Inc.	154,900	17,382,878
Amgen, Inc.	153,194	28,501,744
Biogen, Inc. †	50,100	17,425,281
Gilead Sciences, Inc.	221,600	18,570,080
		81,879,983
Building products (0.2%)
Owens Corning	50,000	4,648,500
		4,648,500
Capital markets (5.3%)
Ameriprise Financial, Inc.	97,700	16,481,990
Bank of New York Mellon Corp. (The)	111,600	6,327,720
Goldman Sachs Group, Inc. (The)	135,000	36,165,150
Invesco, Ltd.	193,882	7,004,957
KKR & Co. LP	459,700	11,069,576
Morgan Stanley	461,600	26,103,480
State Street Corp.	132,900	14,641,593
		117,794,466

Investors Fund 17

COMMON STOCKS (97.1%)* cont.	Shares	Value
Chemicals (1.8%)
CF Industries Holdings, Inc.	377,100	$16,004,124
DowDuPont, Inc.	257,377	19,452,554
LyondellBasell Industries NV Class A	40,500	4,853,520
		40,310,198
Commercial services and supplies (0.5%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $31) (Private)
(Germany) † ∆∆ F	23	21
New Middle East Other Assets GmbH (acquired 8/2/13, cost $12) (Private)
(Germany) † ∆∆ F	9	8
Waste Management, Inc.	134,100	11,858,463
		11,858,492
Communications equipment (1.8%)
Cisco Systems, Inc.	960,900	39,915,786
		39,915,786
Consumer finance (0.8%)
Capital One Financial Corp.	162,700	16,914,292
		16,914,292
Diversified financial services (2.0%)
Alignvest Acquisition II Corp. Class A (Canada) †	513,470	4,074,364
Capitol Investment Corp IV (Units) †	306,859	3,099,276
Easterly Acquisition Corp. †	736,300	7,473,445
Federal Street Acquisition Corp. (Units) †	480,200	4,898,040
FGL Holdings (Bermuda) †	887,557	7,952,511
Gores Holdings II, Inc. (Units) †	225,000	2,358,000
Haymaker Acquisition Corp. (Units) †	283,476	2,823,421
J2 Acquisition, Ltd. (British Virgin Islands) †	556,346	5,313,104
TPG Pace Holdings Corp. (Units) †	682,507	7,016,172
		45,008,333
Diversified telecommunication services (1.5%)
AT&T, Inc.	627,352	23,494,332
Verizon Communications, Inc.	197,300	10,668,011
		34,162,343
Electric utilities (1.4%)
Entergy Corp.	150,400	11,834,976
Exelon Corp.	308,200	11,868,782
FirstEnergy Corp.	248,800	8,185,520
		31,889,278
Electrical equipment (1.0%)
Emerson Electric Co.	156,500	11,303,995
Rockwell Automation, Inc.	49,787	9,822,477
		21,126,472
Energy equipment and services (0.3%)
Select Energy Services, Inc. 144A Class A-1 †	390,557	6,998,781
		6,998,781
Equity real estate investment trusts (REITs) (0.9%)
Armada Hoffler Properties, Inc. R	626,286	9,012,256
Easterly Government Properties, Inc. R	536,744	11,180,378
		20,192,634

18 Investors Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value
Food and staples retail (3.8%)
Costco Wholesale Corp.	54,400	$10,600,928
CVS Health Corp.	187,810	14,778,769
Kroger Co. (The)	396,300	12,031,668
Walgreens Boots Alliance, Inc.	146,355	11,014,677
Walmart, Inc.	343,100	36,574,460
		85,000,502
Food products (1.7%)
Archer-Daniels-Midland Co.	230,400	9,895,680
General Mills, Inc.	189,500	11,083,855
Kraft Heinz Co. (The)	87,000	6,819,930
McCormick & Co., Inc. (non-voting shares)	81,191	8,831,145
		36,630,610
Health-care equipment and supplies (2.0%)
Baxter International, Inc.	268,600	19,347,258
Becton Dickinson and Co.	101,000	24,536,940
		43,884,198
Health-care providers and services (3.1%)
Anthem, Inc.	62,000	15,366,700
Cigna Corp.	55,000	11,459,250
HCA Healthcare, Inc. †	128,595	13,008,670
Humana, Inc.	49,300	13,894,219
McKesson Corp.	82,700	13,966,376
		67,695,215
Hotels, restaurants, and leisure (2.1%)
Hyatt Hotels Corp. Class A †	66,300	5,390,190
Las Vegas Sands Corp.	163,700	12,690,024
Penn National Gaming, Inc. †	260,193	8,302,759
Playa Hotels & Resorts NV †	496,235	5,140,995
Wyndham Worldwide Corp.	111,500	13,840,495
Wynn Resorts, Ltd.	11,100	1,838,049
		47,202,512
Household durables (0.7%)
HC Brillant Services GmbH (acquired 8/2/13, cost $31) (Private)
(Germany) † ∆∆ F	46	43
PulteGroup, Inc.	499,100	15,886,353
		15,886,396
Household products (0.3%)
Kimberly-Clark Corp.	55,800	6,528,600
		6,528,600
Independent power and renewable electricity producers (0.4%)
NRG Energy, Inc.	383,700	9,980,037
		9,980,037
Insurance (1.4%)
American International Group, Inc.	151,850	9,706,252
Assured Guaranty, Ltd.	246,000	8,755,140
Lincoln National Corp.	155,500	12,875,400
		31,336,792

Investors Fund 19

COMMON STOCKS (97.1%)* cont.	Shares	Value
Internet and direct marketing retail (1.5%)
Amazon.com, Inc. †	23,200	$33,660,648
Global Fashion Group SA (acquired 8/2/13, cost $1,535,904) (Private)
(Luxembourg) † ∆∆ F	36,256	361,931
		34,022,579
Internet software and services (5.3%)
Alphabet, Inc. Class A †	19,200	22,698,624
Alphabet, Inc. Class C †	35,894	41,993,826
Cision, Ltd. †	179,750	2,137,228
Delivery Hero Holding GmbH (Germany) †	197,269	8,464,410
eBay, Inc. †	162,600	6,598,308
Facebook, Inc. Class A †	189,000	35,322,210
		117,214,606
IT Services (2.8%)
DXC Technology Co.	123,626	12,306,968
IBM Corp.	85,600	14,012,720
Mastercard, Inc. Class A	96,600	16,325,400
Visa, Inc. Class A	156,500	19,441,995
		62,087,083
Machinery (1.9%)
Caterpillar, Inc.	131,700	21,438,126
Deere & Co.	74,200	12,348,364
Komatsu, Ltd. (Japan)	187,800	7,285,271
		41,071,761
Media (2.8%)
Comcast Corp. Class A	715,200	30,417,456
Live Nation Entertainment, Inc. † S	319,300	14,387,658
Walt Disney Co. (The)	155,400	16,887,318
		61,692,432
Metals and mining (1.2%)
Alcoa Corp. †	214,586	11,162,764
Freeport-McMoRan, Inc. (Indonesia) †	842,300	16,424,850
		27,587,614
Multiline retail (0.6%)
Target Corp. S	177,300	13,336,506
		13,336,506
Oil, gas, and consumable fuels (5.9%)
ConocoPhillips	340,200	20,007,162
Encana Corp. (Canada)	468,300	5,797,554
Enterprise Products Partners LP	420,600	11,616,972
Exxon Mobil Corp.	172,825	15,087,623
Kimbell Royalty Partners LP	209,772	4,052,795
Marathon Oil Corp.	478,200	8,698,458
Plains GP Holdings LP Class A †	183,519	3,905,284
Royal Dutch Shell PLC ADR Class A (United Kingdom) S	365,085	25,643,570
Suncor Energy, Inc. (Canada)	267,200	9,686,000
Total SA ADR (France) S	220,157	12,782,315
Valero Energy Corp.	138,700	13,311,039
		130,588,772

20 Investors Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value
Pharmaceuticals (3.4%)
Bristol-Myers Squibb Co.	172,000	$10,767,200
Jazz Pharmaceuticals PLC †	71,011	10,349,143
Johnson & Johnson	246,500	34,063,835
Pfizer, Inc.	521,926	19,332,139
		74,512,317
Professional services (0.5%)
ManpowerGroup, Inc.	76,700	10,077,613
		10,077,613
Real estate management and development (0.6%)
CBRE Group, Inc. Class A †	200,500	9,160,845
Kennedy-Wilson Holdings, Inc.	287,900	5,110,225
		14,271,070
Road and rail (0.6%)
Norfolk Southern Corp.	90,100	13,594,288
		13,594,288
Semiconductors and semiconductor equipment (3.4%)
Applied Materials, Inc.	356,900	19,140,547
Intel Corp.	437,400	21,056,436
Lam Research Corp.	97,800	18,730,656
Texas Instruments, Inc.	147,500	16,176,325
		75,103,964
Software (6.1%)
Adobe Systems, Inc. †	44,000	8,789,440
Dell Technologies, Inc. Class V †	108,225	7,759,733
Microsoft Corp.	1,045,000	99,285,449
Oracle Corp.	356,134	18,372,953
		134,207,575
Specialty retail (3.5%)
Best Buy Co., Inc.	213,100	15,569,086
Children’s Place, Inc. (The)	50,200	7,519,960
Gap, Inc. (The)	239,000	7,944,360
Home Depot, Inc. (The)	138,100	27,744,290
Lowe’s Cos., Inc.	169,700	17,772,681
		76,550,377
Technology hardware, storage, and peripherals (4.8%)
Apple, Inc.	498,169	83,408,436
HP, Inc.	529,692	12,352,417
NCR Corp. †	87,500	3,282,125
Xerox Corp.	200,325	6,837,092
		105,880,070
Textiles, apparel, and luxury goods (0.5%)
Hanesbrands, Inc. S	500,100	10,862,172
		10,862,172
Trading companies and distributors (0.6%)
United Rentals, Inc. †	76,600	13,873,026
		13,873,026
Total common stocks (cost $1,483,413,776)		$2,151,267,754

Investors Fund 21

CONVERTIBLE PREFERRED STOCKS (0.4%)*			Shares	Value
American Tower Corp. $5.500 cv. pfd. R			37,928	$4,897,737
Becton Dickinson and Co. Ser. A, $3.063 cv. pfd.			62,395	3,913,414
Total convertible preferred stocks (cost $6,912,550)				$8,811,151

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Alignvest Acquisition II Corp. Class A (Canada)	7/4/22	CAD 11.50	256,735	$141,935
Cision, Ltd.	6/29/22	$11.50	89,875	231,878
Easterly Acquisition Corp.	7/29/20	11.50	368,150	228,253
J2 Acquisition, Ltd. (British Virgin Islands)	10/10/20	11.50	556,346	272,610
Total warrants (cost $430,746)				$874,676

SHORT-TERM INVESTMENTS (4.7%)*			Shares	Value
Putnam Cash Collateral Pool, LLC 1.57% [d]			56,726,875	$56,726,875
Putnam Short Term Investment Fund 1.45% L			47,669,853	47,669,853
Total short-term investments (cost $104,396,728)				$104,396,728

TOTAL INVESTMENTS
Total investments (cost $1,595,153,800)				$2,265,350,309

Key to holding’s currency abbreviations

CAD	Canadian Dollar
USD /$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,215,987,606.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $362,003, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

22 Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$295,813,553	$—	$361,974
Consumer staples	156,541,348	—	—
Energy	130,588,772	6,998,781	—
Financials	376,134,328	7,952,511	—
Health care	267,971,713	—	—
Industrials	196,102,487	—	29
Information technology	534,409,084	—	—
Materials	67,897,812	—	—
Real estate	34,463,704	—	—
Telecommunication services	34,162,343	—	—
Utilities	41,869,315	—	—
Total common stocks	2,135,954,459	14,951,292	362,003

Convertible preferred stocks	—	8,811,151	—
Warrants	874,676	—	—
Short-term investments	47,669,853	56,726,875	—
Totals by level	$2,184,498,988	$80,489,318	$362,003

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Investors Fund 23

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $55,625,738 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,490,757,072)	$2,160,953,581
Affiliated issuers (identified cost $104,396,728) (Notes 1 and 5)	104,396,728
Cash	26
Foreign currency (cost $23) (Note 1)	25
Dividends, interest and other receivables	2,261,327
Receivable for shares of the fund sold	909,937
Receivable for investments sold	11,565,525
Prepaid assets	64,946
Total assets	2,280,152,095

LIABILITIES
Payable for investments purchased	3,514,745
Payable for shares of the fund repurchased	821,310
Payable for compensation of Manager (Note 2)	1,025,393
Payable for custodian fees (Note 2)	10,752
Payable for investor servicing fees (Note 2)	585,874
Payable for Trustee compensation and expenses (Note 2)	822,438
Payable for administrative services (Note 2)	3,699
Payable for distribution fees (Note 2)	459,788
Collateral on securities loaned, at value (Note 1)	56,726,875
Other accrued expenses	193,615
Total liabilities	64,164,489

Net assets	$2,215,987,606

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,731,206,565
Undistributed net investment income (Note 1)	8,273,673
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(193,689,144)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	670,196,512
Total — Representing net assets applicable to capital shares outstanding	$2,215,987,606

(Continued on next page)

24 Investors Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,737,644,235 divided by 57,639,389 shares)	$30.15
Offering price per class A share (100/94.25 of $30.15)*	$31.99
Net asset value and offering price per class B share ($31,273,736 divided by 1,158,835 shares)**	$26.99
Net asset value and offering price per class C share ($65,567,760 divided by 2,309,751 shares)**	$28.39
Net asset value and redemption price per class M share ($19,938,293 divided by 703,165 shares)	$28.36
Offering price per class M share (100/96.50 of $28.36)*	$29.39
Net asset value, offering price and redemption price per class R share
($1,574,277 divided by 52,717 shares)	$29.86
Net asset value, offering price and redemption price per class R6 share
($23,844,952 divided by 776,323 shares)	$30.72
Net asset value, offering price and redemption price per class Y share
($336,144,353 divided by 10,992,197 shares)	$30.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Investors Fund 25

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $48,423)	$18,622,169
Interest (including interest income of $233,963 from investments in affiliated issuers) (Note 5)	234,314
Securities lending (net of expenses) (Notes 1 and 5)	94,526
Total investment income	18,951,009

EXPENSES
Compensation of Manager (Note 2)	5,633,209
Investor servicing fees (Note 2)	1,792,838
Custodian fees (Note 2)	13,187
Trustee compensation and expenses (Note 2)	22,770
Distribution fees (Note 2)	2,531,130
Administrative services (Note 2)	35,922
Other	304,329
Total expenses	10,333,385
Expense reduction (Note 2)	(77,383)
Net expenses	10,256,002

Net investment income	8,695,007

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	64,038,075
Net realized loss on foreign currency transactions (Note 1)	(3,650)
Net unrealized appreciation of securities in unaffiliated issuers during the period	265,387,320
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(140)
Net gain on investments	329,421,605

Net increase in net assets resulting from operations	$338,116,612

The accompanying notes are an integral part of these financial statements.

26 Investors Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$8,695,007	$22,777,185
Net realized gain on investments
and foreign currency transactions	64,034,425	163,273,549
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	265,387,180	135,836,449
Net increase in net assets resulting from operations	338,116,612	321,887,183
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(16,284,111)	(14,923,695)
Class B	(108,625)	(148,645)
Class C	(234,200)	(236,433)
Class M	(110,462)	(105,609)
Class R	(12,664)	(2,877)
Class R6	(293,492)	(255,300)
Class Y	(3,894,071)	(2,877,290)
Increase in capital from settlement payments	180,532	—
Decrease from capital share transactions (Note 4)	(27,426,378)	(163,751,238)
Total increase in net assets	289,933,141	139,586,096

NET ASSETS
Beginning of period	1,926,054,465	1,786,468,369
End of period (including undistributed net investment
income of $8,273,673 and $20,516,291, respectively)	$2,215,987,606	$1,926,054,465

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Investors Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
January 31, 2018**	$25.84	.12	4.48	4.60	(.29)	(.29)	—[d,e]	$30.15	17.89*	$1,737,644	.51*	.43*	22*
July 31, 2017	21.91	.29	3.88[f]	4.17	(.24)	(.24)	—	25.84	19.14[f]	1,515,842	1.04	1.24	52
July 31, 2016	22.46	.25	(.49)	(.24)	(.31)	(.31)	—	21.91	(1.04)	1,429,932	1.05[g]	1.20[g]	33
July 31, 2015	20.73	.20	1.73	1.93	(.20)	(.20)	—	22.46	9.32	1,590,907	1.03	.92	44
July 31, 2014	17.64	.21	3.09	3.30	(.21)	(.21)	—	20.73	18.84	1,508,086	1.08	1.09	63
July 31, 2013	13.89	.20	3.70	3.90	(.15)	(.15)	—	17.64	28.29	1,364,640	1.14	1.28	77
Class B
January 31, 2018**	$23.06	.01	4.01	4.02	(.09)	(.09)	—[d,e]	$26.99	17.46*	$31,274	.89*	.06*	22*
July 31, 2017	19.59	.11	3.45[f]	3.56	(.09)	(.09)	—	23.06	18.21[f]	31,220	1.79	.50	52
July 31, 2016	20.10	.08	(.44)	(.36)	(.15)	(.15)	—	19.59	(1.76)	34,944	1.80[g]	.45[g]	33
July 31, 2015	18.58	.03	1.54	1.57	(.05)	(.05)	—	20.10	8.46	42,998	1.78	.18	44
July 31, 2014	15.84	.06	2.77	2.83	(.09)	(.09)	—	18.58	17.93	47,935	1.83	.35	63
July 31, 2013	12.48	.08	3.32	3.40	(.04)	(.04)	—	15.84	27.35	51,200	1.89	.55	77
Class C
January 31, 2018**	$24.26	.01	4.22	4.23	(.10)	(.10)	—[d,e]	$28.39	17.47*	$65,568	.89*	.05*	22*
July 31, 2017	20.60	.11	3.64[f]	3.75	(.09)	(.09)	—	24.26	18.24[f]	58,468	1.79	.49	52
July 31, 2016	21.18	.09	(.48)	(.39)	(.19)	(.19)	—	20.60	(1.82)	56,542	1.80[g]	.44[g]	33
July 31, 2015	19.59	.03	1.64	1.67	(.08)	(.08)	—	21.18	8.51	52,357	1.78	.16	44
July 31, 2014	16.70	.06	2.93	2.99	(.10)	(.10)	—	19.59	17.93	40,199	1.83	.33	63
July 31, 2013	13.16	.08	3.50	3.58	(.04)	(.04)	—	16.70	27.31	34,080	1.89	.53	77
Class M
January 31, 2018**	$24.26	.05	4.21	4.26	(.16)	(.16)	—[d,e]	$28.36	17.61*	$19,938	.77*	.18*	22*
July 31, 2017	20.58	.16	3.65[f]	3.81	(.13)	(.13)	—	24.26	18.56[f]	18,178	1.54	.74	52
July 31, 2016	21.12	.14	(.47)	(.33)	(.21)	(.21)	—	20.58	(1.54)	17,863	1.55[g]	.71[g]	33
July 31, 2015	19.52	.09	1.61	1.70	(.10)	(.10)	—	21.12	8.73	23,661	1.53	.42	44
July 31, 2014	16.63	.11	2.91	3.02	(.13)	(.13)	—	19.52	18.26	22,649	1.58	.59	63
July 31, 2013	13.10	.11	3.50	3.61	(.08)	(.08)	—	16.63	27.67	20,852	1.64	.78	77
Class R
January 31, 2018**	$25.58	.08	4.43	4.51	(.23)	(.23)	—[d,e]	$29.86	17.71*	$1,574	.64*	.30*	22*
July 31, 2017	21.57	.24	3.82[f]	4.06	(.05)	(.05)	—	25.58	18.83[f]	1,496	1.29	1.02	52
July 31, 2016	22.07	.20	(.49)	(.29)	(.21)	(.21)	—	21.57	(1.28)	2,774	1.30[g]	.98[g]	33
July 31, 2015	20.39	.14	1.70	1.84	(.16)	(.16)	—	22.07	9.03	4,559	1.28	.66	44
July 31, 2014	17.37	.16	3.04	3.20	(.18)	(.18)	—	20.39	18.53	3,641	1.33	.83	63
July 31, 2013	13.68	.15	3.66	3.81	(.12)	(.12)	—	17.37	28.03	2,871	1.39	1.00	77

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Investors Fund	Investors Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class R6
January 31, 2018**	$26.36	.17	4.58	4.75	(.39)	(.39)	—[d,e]	$30.72	18.15*	$23,845	.32*	.62*	22*
July 31, 2017	22.35	.40	3.94[f]	4.34	(.33)	(.33)	—	26.36	19.57[f]	20,415.65		1.63	52
July 31, 2016	22.90	.34	(.49)	(.15)	(.40)	(.40)	—	22.35	(.62)	17,563	.65[g]	1.60[g]	33
July 31, 2015	21.13	.29	1.76	2.05	(.28)	(.28)	—	22.90	9.74	19,178.64		1.31	44
July 31, 2014	17.98	.30	3.15	3.45	(.30)	(.30)	—	21.13	19.32	15,633.66		1.51	63
July 31, 2013	14.10	.23[h]	3.82	4.05	(.17)	(.17)	—	17.98	28.98	13,890.66		1.32[h]	77
Class Y
January 31, 2018**	$26.23	.15	4.55	4.70	(.35)	(.35)	—[d,e]	$30.58	18.06*	$336,144	.39*	.55*	22*
July 31, 2017	22.24	.36	3.93[f]	4.29	(.30)	(.30)	—	26.23	19.41[f]	280,435.79		1.49	52
July 31, 2016	22.81	.31	(.50)	(.19)	(.38)	(.38)	—	22.24	(.80)	226,851	.80[g]	1.44[g]	33
July 31, 2015	21.06	.25	1.76	2.01	(.26)	(.26)	—	22.81	9.57	224,149.78		1.10	44
July 31, 2014	17.91	.26	3.14	3.40	(.25)	(.25)	—	21.06	19.15	65,749.83		1.33	63
July 31, 2013	14.10	.24	3.76	4.00	(.19)	(.19)	—	17.91	28.63	50,187.89		1.54	77

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class A	$0.18
Class B	0.16
Class C	0.17
Class M	0.17
Class R	0.18
Class R6	0.19
Class Y	0.19

This payment resulted in an increase to total returns of 0.83% for the year ended July 31, 2017.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Investors Fund	Investors Fund 31

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

32 Investors Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Investors Fund 33

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $56,726,875 and the value of securities loaned amounted to $55,625,738.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

34 Investors Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2017, the fund had a capital loss carryover of $258,640,740 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$258,640,740	N/A	$258,640,740	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,594,236,629, resulting in gross unrealized appreciation and depreciation of $698,200,459 and $27,086,779, respectively, or net unrealized appreciation of $671,113,680.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Investors Fund 35

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,416,940	Class R	1,397
Class B	27,293	Class R6	5,369
Class C	54,378	Class Y	270,870
Class M	16,591	Total	$1,792,838

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,433 under the expense offset arrangements and by $75,950 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,570, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

36 Investors Fund

following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,996,608
Class B	1.00%	1.00%	153,819
Class C	1.00%	1.00%	306,615
Class M	1.00%	0.75%	70,151
Class R	1.00%	0.50%	3,937
Total			$2,531,130

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $38,795 and $496 from the sale of class A and class M shares, respectively, and received $7,437 and $524 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $9 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$439,356,200	$507,014,723
U.S. government securities (Long-term)	—	—
Total	$439,356,200	$507,014,723

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,476,560	$41,834,927	1,572,647	$37,526,139
Shares issued in connection with
reinvestment of distributions	547,745	15,106,817	588,768	13,788,988
	2,024,305	56,941,744	2,161,415	51,315,127
Shares repurchased	(3,057,677)	(84,048,356)	(8,756,144)	(207,323,908)
Net decrease	(1,033,372)	$(27,106,612)	(6,594,729)	$(156,008,781)

Investors Fund 37

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	8,688	$213,676	116,423	$2,416,165
Shares issued in connection with
reinvestment of distributions	4,342	107,324	6,945	145,909
	13,030	321,000	123,368	2,562,074
Shares repurchased	(208,026)	(5,049,033)	(553,429)	(11,761,209)
Net decrease	(194,996)	$(4,728,033)	(430,061)	$(9,199,135)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	68,270	$1,772,663	220,616	$4,866,183
Shares issued in connection with
reinvestment of distributions	8,715	226,599	10,003	221,159
	76,985	1,999,262	230,619	5,087,342
Shares repurchased	(177,015)	(4,614,347)	(565,002)	(12,672,769)
Net decrease	(100,030)	$(2,615,085)	(334,383)	$(7,585,427)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	5,638	$145,395	9,725	$217,769
Shares issued in connection with
reinvestment of distributions	4,171	108,283	4,562	100,680
	9,809	253,678	14,287	318,449
Shares repurchased	(56,001)	(1,415,606)	(132,742)	(2,981,807)
Net decrease	(46,192)	$(1,161,928)	(118,455)	$(2,663,358)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	7,019	$194,022	14,033	$333,247
Shares issued in connection with
reinvestment of distributions	414	11,327	113	2,633
	7,433	205,349	14,146	335,880
Shares repurchased	(13,194)	(370,672)	(84,299)	(1,852,258)
Net decrease	(5,761)	$(165,323)	(70,153)	$(1,516,378)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	34,771	$1,026,471	58,036	$1,407,408
Shares issued in connection with
reinvestment of distributions	10,448	293,492	10,709	255,300
	45,219	1,319,963	68,745	1,662,708
Shares repurchased	(43,311)	(1,236,560)	(80,238)	(1,946,136)
Net increase (decrease)	1,908	$83,403	(11,493)	$(283,428)

38 Investors Fund

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,360,818	$37,798,329	3,875,162	$94,172,004
Shares issued in connection with
reinvestment of distributions	131,540	3,679,163	117,452	2,789,488
	1,492,358	41,477,492	3,992,614	96,961,492
Shares repurchased	(1,189,740)	(33,210,292)	(3,503,423)	(83,456,223)
Net increase	302,618	$8,267,200	489,191	$13,505,269

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/17	cost	proceeds	income	of 1/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$48,029,150	$214,470,914	$205,773,189	$339,086	$56,726,875
Putnam Short Term
Investment Fund**	28,268,726	211,540,087	192,138,960	233,963	47,669,853
Total Short-term
investments	$76,297,876	$426,011,001	$397,912,149	$573,049	$104,396,728

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Investors Fund 39

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	1,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$874,676	Payables	$—
Total		$874,676		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$229,367	$229,367
Total	$229,367	$229,367

40 Investors Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Investors Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

42 Investors Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Investors Fund 43

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA012 309781 3/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investors Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018